Exhibit 10.1
AMENDMENT AGREEMENT TO THE FACILITY AGREEMENT
(ENGLISH TRANSLATION)
This Amendment Agreement (this “Agreement”) is signed on March 25, 2013, at Zhenjiang, Jiangsu Province, by and between:

(1)	Aleris Aluminum (Zhenjiang) Co. Ltd., formally known as Aleris Dingsheng Aluminum (Zhenjiang) Co., Ltd., as the Borrower; and

(2)	Bank of China Limited, Zhenjiang Jingkou Sub-Branch, as the Lender.

RECITALS

A.	The Borrower and the Lender have entered into a facility agreement for a revolving loan facility of RMB 232,750,000 on August 22, 2012 (“Facility Agreement”).

B.
The Borrower has issued to the Lender, and the Lender has agreed thereto, an arrangement fee letter (“Arrangement Fee Letter”) and a participation fee letter (“Participation Fee Letter”) (together, “Fee Letters”) on August 22, 2012, in relation to the Facility Agreement.

C.	The Borrower and the Lender desire to amend certain terms and conditions under the Facility Agreement and Fee Letters.
IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION
Unless otherwise provided herein, any and all terms used in this Agreement shall have the same meaning as provided in the Facility Agreement.

2.	AMENDMENTS TO THE FACILITY AGREEMENT

a)	The definition of “Commitment” in Section 1.1 of the Facility Agreement is hereby deleted and replaced in its entirety with the following wording:

“Commitment” means the commitment of the Lender to fund an amount of up to RMB 410,000,000 to the Borrower, plus any other amount agreed by the Lender, to the extent such amount is not canceled, reduced or transferred by it pursuant hereto.”

b)	The subject title in Schedule 2 of the Facility Agreement is hereby deleted and replaced with the following:

“Re: Facility Agreement with respect to the Revolving Loan Facility dated August 22, 2012 and its amendment(s), entered into by the Borrower and the Lender (the “Facility Agreement”)”

3.	AMENDMENTS TO THE FEE LETTERS
As a result of the amendments to the Facility Agreement, Lender and Borrower agree to enter into new fee letters on the date of this Agreement and the Fee Letters shall be terminated thereof.

4.	OTHER PROVISIONS

a)	Except as expressly set forth in this Agreement, all terms and conditions in the Facility Agreement shall remain unchanged and in full force and effect.

b)	This Agreement shall take effect upon execution by all Parties.

c)
This Agreement may be executed in any number of counterparts, each counterpart shall be regarded as an original of this Agreement and all counterparts taken together shall constitute one and the same instrument.

d)	This Agreement shall be executed in English and Chinese. In the event of any discrepancy between the Chinese version and the English translation, the Chinese version shall prevail.

e)	There shall be three originals of this Agreement in each language. Lender shall hold two originals in each language and Borrower shall hold one original in each language.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

[Signature Page of Amendment Agreement to Facility Agreement]

LENDER

For and on behalf of          )
Bank of China limited,      )
Zhenjiang Jingkou Sub-Branch      )

By: /s/ authorized representative

[Signature Page of Amendment Agreement to Facility Agreement]

BORROWER

For and on behalf of )
    )
ALERIS ALUMINUM      )
(ZHENJIANG) CO., LTD.     )

By:    /s/ Ingo Günther Kröpfl
Name:     Ingo Günther Kröpfl
Title:     General Manager / Authorized Representative